                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY


                     BETTER MINERALS & AGGREGATES COMPANY
                (formerly named USS INTERMEDIATE HOLDCO, INC.)

                                 $150,000,000

                    13% Senior Subordinated Notes due 2009


                  EXCHANGE AND REGISTRATION RIGHTS AGREEMENT
                  ------------------------------------------

                                                                 October 1, 1999

CHASE SECURITIES INC.
BNP CAPITAL MARKETS, LLC
c/o Chase Securities Inc.
270 Park Avenue, 4th floor
New York, New York 10017

Ladies and Gentlemen:

          Better Minerals & Aggregates Company (formerly named USS Intermediate Holdco, Inc.), a Delaware corporation (the "Company"), proposes to issue and
                                            -------
sell to Chase Securities Inc. and BNP Capital Markets, LLC (together with Chase Securities Inc., the "Initial Purchasers"), upon the terms and subject to the
                      ------------------
conditions set forth in a purchase agreement dated September 28, 1999 (the "Purchase Agreement"), $150,000,000 aggregate principal amount of its 13%
 ------------------
Senior Subordinated Notes due 2009 (the "Securities") to be jointly and
                                         ----------
severally guaranteed on a senior subordinated basis by certain subsidiaries of the Company signatory hereto (collectively, the "Subsidiary Guarantors").
                                                 ---------------------
Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

          As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Company and the Subsidiary Guarantors agree with the Initial Purchasers, for the benefit of the holders (including the Initial Purchasers and the Market-Maker (as defined herein)) of the Securities, the Exchange Securities (as defined herein) and the Private Exchange Securities (as defined herein) (collectively, the "Holders"), as follows:
                                    -------

          1. Registered Exchange Offer. The Company and the Subsidiary Guarantors shall (i) prepare and, not later than 135 days following the date of original issuance of the Securities (the "Issue Date"), file with the Commission
                                          ----------
a registration statement (the "Exchange Offer Registration Statement") on an
                               -------------------------------------
appropriate form under the Securities Act with respect to a proposed offer to the Holders of the Securities (the

"Registered Exchange Offer") to issue and deliver to such Holders, in exchange
 -------------------------
for the Securities, a like aggregate principal amount of debt securities of the Company (the "Exchange Securities") that are identical in all material respects
              -------------------
to the Securities, except for the transfer restrictions relating to the Securities, (ii) use their reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 195 days after the Issue Date and the Registered Exchange Offer to be consummated no later than 240 days after the Issue Date and (iii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). The Exchange Securities will be issued
 ----------------------------------
under the Indenture or an indenture (the "Exchange Securities Indenture") among
                                          -----------------------------
the Company, the Subsidiary Guarantors and the Trustee or such other bank or trust company that is reasonably satisfactory to the Initial Purchasers, as trustee (the "Exchange Securities Trustee"), such indenture to be identical in
              ---------------------------
all material respects to the Indenture, except for the transfer restrictions relating to the Securities. All references in this exchange and registration rights agreement (this "Agreement") to "prospectus" shall, except where the
                        ---------
context otherwise requires, include any prospectus (or amendment or supplement thereto) filed with the Commission pursuant to Section 6 of this Agreement.

          Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder (a) is not an affiliate of the Company or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) is not an Initial Purchaser holding Securities that have, or that are reasonably likely to have, the status of an unsold allotment in an initial distribution, (c) acquires the Exchange Securities in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company, the Subsidiary Guarantors, the Initial Purchasers and each Exchanging Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Holder that is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is
                                                 -----------------
required to deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer.

          If, prior to the consummation of the Registered Exchange Offer, any Holder holds any Securities acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Registered Exchange Offer, the Company shall, upon the request of any such Holder, simultaneously with the delivery of the Exchange Securities in the Registered Exchange Offer, issue and deliver to any such Holder, in exchange for the Securities held by such Holder (the "Private Exchange"), a like aggregate
                                     ----------------
principal amount of debt securities of the Company (the "Private Exchange
                                                         ----------------
Securities") that are identical in all material respects to the Exchange
----------
Securities, except for the transfer restrictions relating to such Private Exchange Securities. The Private Exchange Securities will be issued under the same indenture as the Exchange Securities, and the Company shall use its reasonable best efforts to cause the Private Exchange Securities to bear the same CUSIP number as the Exchange Securities.

          In connection with the Registered Exchange Offer, the Company shall:

          (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders;

          (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

          (e) otherwise comply in all respects with all laws that are applicable to the Registered Exchange Offer.

          As soon as practicable after the close of the Registered Exchange Offer and any Private Exchange, as the case may be, the Company shall:

          (a) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

          (b) deliver to the Trustee for cancelation all Securities so accepted for exchange; and

          (c) cause the Trustee or the Exchange Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Securities of such Holder so accepted for exchange.

          The Company and the Subsidiary Guarantors shall use their reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that (i) in the case where such prospectus and any amendment or
--------
supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and (ii) if required by rule, regulation or interpretation of the Commission's staff, the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

          The Indenture or the Exchange Securities Indenture, as the case may be, shall provide that the Securities, the Exchange Securities and the Private Exchange Securities shall vote and consent together on all matters as one class and that none of the Securities, the Exchange Securities or the Private Exchange Securities will have the right to vote or consent as a separate class on any matter.

          Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the Issue Date.

          Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act and (iii) such Holder is not an affiliate of the Company or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

          Notwithstanding any other provisions hereof, the Company and the Subsidiary Guarantors shall ensure that (i) any Exchange Offer Registration Statement and any amendment thereto, when it becomes effective, and any prospectus forming part thereof and any supplement thereto as of the consummation of the Registered Exchange Offer, complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          2. Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff the Company is not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof, or (ii) any Securities validly tendered pursuant to the Registered Exchange Offer are not exchanged for Exchange Securities within 240 days after the Issue Date, or (iii) any Initial Purchaser so requests with respect to Securities or Private Exchange Securities not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following the consummation of the Registered Exchange Offer, or (iv) any applicable law or interpretations do not permit any Holder to participate in the Registered Exchange Offer, or (v) any Holder that participates in the Registered Exchange Offer does not receive freely transferable Exchange Securities in exchange for tendered Securities, or (vi) the Company so elects, then the following provisions shall apply:

          (a) The Company and the Subsidiary Guarantors shall use their reasonable best efforts to file as promptly as practicable (but in no event more than 45 days after so required or requested pursuant to this Section
     2) with the Commission, and thereafter shall use their reasonable best efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf
                                                                          -----
     Registration Statement" and, together with any Exchange Offer Registration
     ----------------------
     Statement, a "Registration Statement").
                   ----------------------

          (b) The Company and the Subsidiary Guarantors shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period ending on the earlier of (i) two years from the Issue Date or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which the Securities become eligible for resale without volume restrictions pursuant to Rule 144 under the Securities Act (in any such case, such period being called the "Shelf
                                                                     -----
     Registration Period").  The Company and the Subsidiary Guarantors shall be
     -------------------
     deemed not to
     have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if either of them voluntarily take any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless such action is required by applicable law.

          (c) Notwithstanding any other provisions hereof, the Company and the Subsidiary Guarantors shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder,
     (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein (the "Holders'
                                                                   --------
     Information")) does not contain an untrue statement of a material fact or
     -----------
     omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          3. Liquidated Damages. (a) The parties hereto agree that the Holders of Transfer Restricted Securities (as defined below) will suffer damages if the Company or the Subsidiary Guarantors fail to fulfill their obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the applicable Registration Statement is not filed with the Commission on or prior to 135 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to (x) the request of an Initial Purchaser made pursuant to clause (iii) of the first paragraph of Section 2 and received later than 120 days after the Issue Date, (a "Late IP Request"), on or prior to 165 days after the Issue Date, or (y) a change in law or the applicable interpretations of the Commission's staff, if later, within 45 days after publication of the law or interpretations), (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within 195 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to (x) a Late IP Request, within 240 days after the Issue Date, or (y) a change in law or the applicable interpretations of Commission's staff, if later, within 45 days after publication of the change in law or interpretations), (iii) the Registered Exchange Offer is not consummated on or prior to 240 days after the Issue Date, or (iv) any required Shelf Registration Statement is filed and declared effective within 195 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to (x) a late IP Request, within 240 days after the Issue Date, or (y) a change in law or the applicable interpretations of

Commission's staff, if later, within 45 days after publication of the change in law or interpretations) but shall thereafter cease to be effective (at any time that the Company and the Subsidiary Guarantors are obligated to maintain the effectiveness thereof) without being succeeded within 45 days by an additional Registration Statement (or post-effective amendment to the Shelf Registration Statement) filed and declared effective (each such event referred to in clauses
(i) through (iv), a "Registration Default"), the Company and the Subsidiary
                     --------------------
Guarantors will be jointly and severally obligated to pay liquidated damages to each Holder of Transfer Restricted Securities, during the period of one or more such Registration Defaults, in an amount equal to $ 0.192 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder until (i) the applicable Registration Statement is filed, (ii) the Exchange Offer Registration Statement is declared effective and the Registered Exchange Offer is consummated, (iii) the Shelf Registration Statement is declared effective or
(iv) the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. As used herein, the term "Transfer Restricted Securities"
                                               ------------------------------
means (i) each Security until the date on which such Security has been exchanged for a freely transferable Exchange Security in the Registered Exchange Offer,
(ii) each Security or Private Exchange Security until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Security or Private Exchange Security until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Company shall not be required to pay liquidated damages to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to Section 4(m).

          (b) The Company shall notify the Trustee and the paying agent (the "Paying Agent") under the Indenture immediately upon the happening of each and
-------------
every Registration Default. The Company and the Subsidiary Guarantors shall pay the liquidated damages due on the Transfer Restricted Securities by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the Indenture and the Securities, sums sufficient to pay the liquidated damages then due. The liquidated damages due shall be payable on each interest payment date specified by the Indenture and the Securities to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay liquidated damages shall be deemed to accrue from and include the date of the applicable Registration Default.

          (c) The parties hereto agree that the liquidated damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed, (ii) the Shelf Registration Statement to remain effective or (iii) the Exchange Offer Registration Statement to be declared effective and the Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

          4. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

          (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as any Initial Purchaser may reasonably propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by any Initial Purchaser and if in compliance with applicable law, include the information required by Items 507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

          (b) The Company shall advise each Initial Purchaser, each Exchanging Dealer known to the Company and, in the case of a Shelf Registration Statement, the Holders named therein (or their counsel) and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

               (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

               (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

               (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities, the Exchange Securities or the Private Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

               (v) of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (c) If any event contemplated by Section 4(b)(ii) through (v) occurs during the period for which the Company and the Subsidiary Guarantors are required to maintain an effective Registration Statement, the Company and the Subsidiary Guarantors will promptly prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities, Exchange Securities or Private Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The Company and the Subsidiary Guarantors will make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement.

          (e) The Company will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (f) The Company will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company and the Subsidiary Guarantors consent to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto.

          (g) The Company will furnish to each Initial Purchaser and each Exchanging Dealer known to the Company, and to any other Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Initial Purchaser or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (h) The Company will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Initial Purchaser, each Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as such Initial Purchaser, Exchanging Dealer or other persons may reasonably request; and the Company and the Subsidiary Guarantors consent to the use of such prospectus or any amendment or supplement thereto by any such Initial Purchaser, Exchanging Dealer or other persons, as applicable, as aforesaid.

          (i) Prior to the effective date of any Registration Statement, the Company and the Subsidiary Guarantors will use their reasonable best efforts to register or qualify, or cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities included therein and their respective counsel in connection with the registration or qualification of, such Securities, Exchange Securities or Private Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities, Exchange Securities or Private Exchange Securities covered by such Registration Statement; provided that the Company and the Subsidiary Guarantors
                        --------
will not be required to qualify generally to do business in any jurisdiction where they are not then so qualified or to take any action which would subject them to general service of process or to taxation in any such jurisdiction where they are not then so subject. Upon request of the Company, the Initial Purchasers shall furnish to the Company a list of jurisdictions where, to its knowledge, beneficial owners of the Securities reside, but the Initial Purchasers will not be responsible for any mistakes or inaccuracies in such list.

          (j) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Securities, the Exchange Securities and the Private Exchange Securities, as the case may be, and provide the applicable trustee with certificates for the Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

          (k) The Company and the Subsidiary Guarantors will comply with all applicable rules and regulations of the Commission and the Company will make generally available to the Holders as soon as practicable after the effective date of the applicable Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act; provided that in no event
                                                       --------
shall such earning statement be delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statement shall cover such 12-month period.

          (l) The Company and the Subsidiary Guarantors will cause the Indenture or the Exchange Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

          (m) The Company may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Company such information concerning the Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement and to execute and deliver such questionnaires, powers of attorney, underwriting agreement and other documents reasonably required in connection with such Shelf Registration or pursuant to Section 10 hereof, and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information or documents within a reasonable time after receiving such request.

          (n) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company pursuant to Section 4(b)(ii) through (v), such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(c) or until advised in writing (the "Advice") by the
                                                               ------
Company that the use of the applicable prospectus may be resumed. If the Company shall give any notice under Section 4(b)(ii) through (v) during the period that the Company is required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be
                --------------------
extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received
(x) the copies of the supplemental or amended prospectus contemplated by Section 4(c) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

          (o) In the case of a Shelf Registration Statement, the Company and the Subsidiary Guarantors shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Securities, Exchange

Securities and Private Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

          (p)  In the case of a Shelf Registration Statement, the Company shall
(i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold and any underwriter participating in any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter in connection with such Shelf Registration Statement.

          (q) In the case of a Shelf Registration Statement, the Company shall, if requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use its reasonable best efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities, Exchange Securities or Private Exchange Securities, as applicable, in customary form, (ii) its officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

          5. Registration Expenses. The Company and the Subsidiary Guarantors shall jointly and severally bear all expenses incurred in connection with the performance of its obligations under Sections 1, 2, 3 and 4 and the Company will reimburse the Holders for the reasonable fees and disbursements, as such are negotiated between the Company and the Holders, of one firm of attorneys chosen by the Holders of a majority in aggregate principal amount of the Securities, and the Private Exchange Securities to be sold pursuant to each Registration Statement other than the Exchange Offer Registration Statement (the "Special
                                                                     -------
Counsel") acting for the Holders in connection therewith.
-------

          6. Market-Making. (a) For so long as any of the Securities, Exchange Securities or Private Exchange Securities are outstanding and Chase Securities Inc. (the "Market-Maker") or any of its affiliates is an affiliate of USS
           ------------
Holdings, Inc., the Company or any of its affiliates (as defined in the rules and regulations of the Commission) and proposes to make a market in the Securities, Exchange Securities or

Private Exchange Securities as part of its business in the ordinary course, then, to the extent that, in the opinion of the Market-Maker's counsel (which may be an employee of the Market-Maker), the Market-Maker is obligated under the Securities Act to deliver a prospectus in connection with its market-making activities, the following provisions shall apply for the sole benefit of the Market Maker:

          (i) The Company and the Subsidiary Guarantors shall (A) on the date that the Exchange Offer Registration Statement is filed with the Commission, file a registration statement (the "Market-Making Registration
                                                     --------------------------
     Statement") (which may be the Exchange Offer Registration Statement or the
     ---------
     Shelf Registration Statement if permitted by the rules, regulations or interpretations of the Commission) and use their best efforts to cause such Market-Making Registration Statement to be declared effective by the Commission on or prior to the consummation of the Exchange Offer; (B) periodically amend such Market-Making Registration Statement so that the information contained therein complies with the requirements of Section 10(a) under the Securities Act; (C) within 45 days following the end of each of the Company's first three fiscal quarters in each fiscal year, file a supplement (which may consist of a periodic report of the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"),
                                                            ------------
     which is filed by the Company as a prospectus supplement under the Securities Act) (hereinafter, an "Exchange Act Supplement") to the
                                       -----------------------
     prospectus contained in the Market-Making Registration Statement that sets forth the financial results of the Company for such quarter; (D) within 90 days following the end of each of the Company's fiscal years, file a supplement (which may be an Exchange Act Supplement) to the prospectus contained in the Market-Making Registration Statement that sets forth the financial results of the Company for such fiscal year; and (E) amend the Market-Making Registration Statement or supplement the related prospectus when necessary to reflect any material changes in the information provided therein; provided, however, that (1) prior to filing the Market-Making
              --------  -------
     Registration Statement, any amendment thereto or any supplement to the related prospectus (other than an Exchange Act Supplement), the Company will furnish to the Market-Maker copies of all such documents proposed to be filed, which documents will be subject to the review of the Market-Maker and its counsel, (2) the Company and the Subsidiary Guarantors will not file the Market-Making Registration Statement, any amendment thereto or any supplement to the related prospectus (other than an Exchange Act Supplement) to which the Market-Maker and its counsel shall reasonably object unless the Company is advised by counsel that such Market-Making Registration Statement, amendment or supplement is required to be filed,
     (3) the Company will provide the Market-Maker and its counsel with copies of the Market-Making Registration Statement and each amendment and supplement filed and (4) the 45-day and 90-day period referred to in clause
     (C) and (D), respectively, above shall be extended to the extent that the Company utilizes Rule 12b-25 under the Exchange Act.

          (ii) Promptly upon the Company satisfying the eligibility criteria for use of Form S-3 under the Securities Act, the Company and the Subsidiary Guarantors shall file a post-effective amendment to the Market-Making Registration Statement to convert it to a Form S-3 registration statement.

          (iii) The Company shall notify the Market-Maker and, if requested by the Market-Maker, confirm such advice in writing, (A) when any post-effective amendment to the Market-Making Registration Statement or any amendment or supplement to the related prospectus (other than an Exchange Act Supplement) has been filed, and, with respect to any post-effective amendment, when the same has become effective; (B) of any request by the Commission for any post-effective amendment to the Market-Making Registration Statement, any supplement or amendment to the related prospectus or for additional information; (C) the issuance by the Commission of any stop order suspending the effectiveness of the Market-Making Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; (E) of the happening of any event that makes any material statement made in the Market-Making Registration Statement, the related prospectus or any amendment or supplement thereto untrue or that, under applicable law, requires the making of any changes in the Market-Making Registration Statement, such prospectus or any amendment or supplement thereto, in order to make the statements therein not misleading under the circumstances under which they were made; and (F) of any advice from a nationally recognized statistical rating organization that such organization has placed the Company under surveillance or review with negative implications or has determined to downgrade the rating of the Securities, Exchange Securities or Private Exchange Securities or any other debt obligation of the Company.

          (iv) If any event contemplated by Section 6(a)(iii)(B) through (E) occurs during the period for which the Company and the Subsidiary Guarantors are required to maintain an effective Market-Making Registration Statement, the Company and the Subsidiary Guarantors shall promptly prepare and file with the Commission a post-effective amendment to the Market-Making Registration Statement or a supplement to the related prospectus or file any other required document so that the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (v) In the event of the issuance of any stop order suspending the effectiveness of the Market-Making Registration Statement or of any order suspending the qualification of the Securities, Exchange Securities or Private Exchange Securities for sale in any jurisdiction, the Company and the Subsidiary Guarantors shall use promptly its best efforts to obtain its withdrawal.

          (vi)   The Company shall furnish to the Market-Maker, without charge,
     (A) at least one conformed copy of the Market-Making Registration Statement and any post-effective amendment thereto; and (B) as many copies of the related prospectus and any amendment or supplement thereto as the Market-Maker may reasonably request.

          (vii) The Company and the Subsidiary Guarantors shall consent to the use of the prospectus contained in the Market-Making Registration Statement or any amendment or supplement thereto by the Market-Maker in connection with the offering and sale of the Securities, Exchange Securities or Private Exchange Securities.

          (viii) For so long as the Securities, Exchange Securities or Private Exchange Securities shall be outstanding, the Company shall furnish to the Market-Maker (A) as soon as practicable after the end of each of the Company's fiscal years, the number of copies reasonably requested by the Market-Maker of the Company's annual report for such year, (B) as soon as available, the number of copies reasonably requested by the Market-Maker of each report (including, without limitation, reports on Forms 10-K, 10-Q and 8-K) or definitive proxy statements of the Company filed under the Exchange Act or mailed to stockholders and (C) to the extent not required to be furnished under clause (A) or (B), all material public reports and all reports and financial statements furnished by the Company to the Nasdaq National Market System or any U.S. national securities exchange or quotation service upon which the Securities or Exchange Securities may be listed pursuant to requirements of or agreements with such exchange or quotation service or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

          (b) In the case of the Market-Making Registration Statement, the Market-Maker agrees that, upon receipt of any notice from the Company pursuant to Section 6(a)(iii)(B) through (E), the Market-Maker will discontinue disposition of such Securities, Exchange Securities or Private Exchange Securities until the Market-Maker's receipt of copies of the supplemental or amended prospectus contemplated by Section 6(a)(iv) or until advised in writing by the Company that the use of the applicable prospectus may be resumed.

          (c) If, in connection with the Market-Making Registration Statement, counsel for the Market-Maker (which may be an employee of the Market-Maker) advises the Market-Maker in writing that any of the following is necessary or desirable in order for the Market-Maker to comply with applicable law, the Company shall make reasonably available for inspection by a representative of, and counsel acting for, the Market-Maker all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative or counsel or the Market-Maker.

          (d) Prior to the effective date of the Market-Making Registration Statement, the Company and the Subsidiary Guarantors will use their reasonable best efforts to register or qualify, or cooperate with the Market-Maker and its respective counsel in connection with the registration or qualification of, such Securities, Exchange Securities or Private Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Market-Maker reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities, Exchange Securities or Private Exchange Securities covered by the Market-Making Registration Statement; provided that the Company and the
                                      --------
Subsidiary Guarantors will not be required to qualify generally to do business in any jurisdiction where they are not then so qualified or to take any action which would subject them to general service of process or to taxation in any such jurisdiction where they are not then so subject.

          (e) The Company represents that the Market-Making Registration Statement, any post-effective amendments thereto, any amendments or supplements to the related prospectus and any documents filed by them under the Exchange Act will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder and will not, as of the effective date of such Market-Making Registration Statement or post-effective amendments and as of the filing date of amendments or supplements to such prospectus or filings under the Exchange Act, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; provided
                                                                      --------
that no representation or warranty is made as to information contained in or omitted from the Market-Making Registration Statement or the related prospectus in reliance upon and in conformity with written information furnished to the Company by the Market-Maker specifically for inclusion therein, which information the parties hereto agree will be limited to the statements concerning the Market-Making activities of the Market-Maker to be set forth on the cover page and in the "Plan of Distribution" section of the prospectus (the "Market-Maker's Information.")
 --------------------------

          (f) At the time of effectiveness of the Market-Making Registration Statement and concurrently with each time the Market-Making Registration Statement or the related prospectus shall be amended or such prospectus shall be supplemented, the Company shall (if requested by the Market-Maker) furnish the Market-Maker and its counsel with a certificate of its Chairman of the Board of Directors or President and Chief Financial Officer to the effect that:

          (i) the Market-Making Registration Statement has been declared effective; (ii) in the case of an amendment or supplement, such amendment has become effective under the Securities Act as of the date and time specified in such certificate, if applicable; such amendment or supplement to the prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such certificate on the date specified therein; (iii) to the knowledge of such officers, no stop order suspending the effectiveness of the Market-Making Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission; (iv) such officers have carefully examined the Market-Making Registration Statement and the prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and as of the date of such Market-Making Registration Statement, amendment or supplement, as applicable, the Market-Making Registration Statement and the prospectus, as amended or supplemented, if applicable, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (g) At the time of effectiveness of the Market-Making Registration Statement and concurrently with each time the Market-Making Registration Statement or the related prospectus shall be amended or such prospectus shall be supplemented (other than by means of an Exchange Act Supplement), the Company shall (if requested by the Market-Maker) furnish the Market-Maker and its counsel with the written opinion of counsel for the Company reasonably satisfactory to the Market-Maker to the effect that:

          (i) the Market-Making Registration Statement has been declared effective; (ii) in the case of an amendment or supplement, such amendment has become effective under the Securities Act as of the date and time specified in such opinion, if applicable; (iii) to the knowledge of such counsel, such amendment or supplement to the prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein, and no stop order suspending the effectiveness of the Market-Making Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission; and (iv) such counsel has reviewed the Market-Making Registration Statement and the prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and participated with officers of the Company and independent public accountants for the Company in the preparation of such Market-Making Registration Statement and prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and has no reason to believe that as of the date of such Market-Making Registration Statement, amendment or supplement, as applicable, the Market-Making Registration Statement and the prospectus, as amended or supplemented, if applicable (in each case excluding all financial statements, financial and statistical data and Market-Maker's Information), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (h) At the time of effectiveness of the Market-Making Registration Statement and concurrently with each time the Market-Making Registration Statement or the related prospectus shall be amended or such prospectus shall be supplemented to include audited annual financial information, the Company shall (if requested by the Market-Maker) furnish the Market-Maker and its counsel with a letter of PricewaterhouseCoopers LLP (or other independent public accountants for the Company of nationally recognized standing), in form satisfactory to the Market-Maker, addressed to the Market-Maker and dated the date of delivery of such letter, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and, (ii) in all other respects, substantially in the form of the letter delivered to the Initial Purchasers pursuant to
Section 5(f) of the Purchase Agreement, with, in the case of an amendment or supplement to include audited financial information, such changes as may be necessary to reflect the amended or supplemented financial information.

          (i) The Company hereby agrees to indemnify the Market-Maker, and, if applicable, contribute to the Market-Maker, in accordance with Section 7 and 8 of this Agreement.

          (j) The Company will comply with the provisions of this Section 6 at its own expense and will reimburse the Market-Maker for its reasonable expenses associated with this Section 6 (including fees of outside counsel).

          (k) The agreements contained in this Section 6 and the representations, warranties and agreements contained in this Agreement shall survive all offers and sales of the Securities and shall remain in full force and effect, regardless of any termination or cancelation of this Agreement or any investigation made by or on behalf of any indemnified party.

          (l) For purposes of this Section 6, any reference to the terms "amend", "amendment" or "supplement" with respect to the Market-Making Registration Statement or the prospectus contained therein shall be deemed to refer to and include the filing under the Exchange Act of any document deemed to be incorporated therein by reference.

          7. Indemnification. (a) In the event of a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Initial Purchaser or Exchanging Dealer, as applicable, or in connection with any prospectus delivery by the Market-Maker, the Company and the Subsidiary

Guarantors shall jointly and severally indemnify and hold harmless each Holder (including, without limitation, any such Initial Purchaser, the Market-Maker or any such Exchanging Dealer), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 7 and Section 8 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Securities, Exchange Securities or Private Exchange Securities), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or Market-Making Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) in the case of the Market-Maker, any violation of the Securities Act resulting from any breach by the Company of its representations, warranties and agreements contained in Section 6, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Subisidiary
                       --------  -------
Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders' Information or Market-Maker's Information; and provided, further, that with
                                               --------  -------
respect to any such untrue statement in or omission from any related preliminary prospectus or final prospectus, the indemnity agreement contained in this
Section 7(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Securities, Exchange Securities or Private Exchange Securities to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus or an amendment or supplement thereto was not sent or given to such person at or prior to the written confirmation of the sale of such Securities, Exchange Securities or Private Exchange Securities to such person and (B) the untrue statement in or omission from the related preliminary prospectus or final prospectus was corrected in the final prospectus or such amendment or supplement, as the case may be, unless, in either case, such failure to deliver the final prospectus or such amendment or supplement was a result of non-compliance by the Company with
Section 4(e), 4(f), 4(g), 4(h) or 6(a)(vi)(B), as applicable.

          (b) In the event of a Shelf Registration Statement or in connection with any prospectus delivery by the Market-Maker, each Holder (including, if applicable, the Market- Maker), shall indemnify and hold harmless the Company, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 7(b) and Section 8 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or Market-Making Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information or Market-Maker's Information furnished to the Company by such Holder, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable
                       --------  -------
for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement or prospectus.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 7(a) or 7(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided,
                                                                  --------
however, that the failure to notify the indemnifying party shall not relieve it
-------
from any liability which it may have under this Section 7 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to
                                         --------  -------
notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however,
                                                          --------  -------
that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) the Indemnified Party has reasonably concluded that a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense or settlement of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          8. Contribution. If the indemnification provided for in Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (a) in such proportion as shall be appropriate to reflect the relative benefits received by the Company from the initial offering and sale of the Securities, on the one hand, and by a Holder from receiving

Securities, Exchange Securities or Private Exchange Securities, as applicable, registered under the Securities Act, on the other, or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company and the Subsidiary Guarantors, on the one hand, and such Holder, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company and the Subsidiary Guarantors or information supplied by the Company and the Subsidiary Guarantors, on the one hand, or to any Holders? Information or Market-Maker's Information supplied by such Holder, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation or by
                                                    --------
any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 8, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 8, an indemnifying party that is a Holder of Securities, Exchange Securities or Private Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities, Exchange Securities or Private Exchange Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          9. Rules 144 and 144A. The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Transfer Restricted Securities or the Market-Maker, make publicly available other information so long as necessary to permit sales of such Holder's or the Market-Maker's securities pursuant to Rules 144 and 144A. The Company and the Subsidiary Guarantors covenant that they will take such further action as any Holder of Transfer Restricted Securities or the Market-Maker may reasonably request, all to the extent required from time to time to enable such Holder or the Market-Maker to sell Transfer Restricted Securities without registration under the Securities Act within the limitations of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule

144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Securities or the Market-Maker, the Company and the Subsidiary Guarantors shall deliver to such Holder or the Market-Maker a written statement as to whether they have complied with such requirements. Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

          10. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

          No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          11. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities, taken as a single class (and, with respect to the provisions of Section 6, the written consent of the Market-Maker). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities, Exchange Securities or Private Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities being sold by such Holders pursuant to such Registration Statement.

          (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

          (i) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 11(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the registrar under the Indenture, with a copy in like manner to Chase Securities Inc. and BNP Capital Markets, LLC;

          (ii) if to an Initial Purchaser, initially at its address set forth in the Purchase Agreement; and

          (iii) if to the Company, initially at the address of the Company set forth in the Purchase Agreement.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

          (c) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

          (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e) Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

          (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (h) Remedies. In the event of a breach by the Company, the Subsidiary Guarantors or any Holder of any of their obligations under this Agreement, each Holder, the Company or the Subsidiary Guarantors, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company or the Subsidiary Guarantors of its obligations under Sections 1 or 2 hereof for which liquidated damages have been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. The Company, the Subsidiary Guarantors and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by each such person of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, each such person shall waive the defense that a remedy at law would be adequate.

          (i) No Inconsistent Agreements. Each of the Company and the Subsidiary Guarantors represents, warrants to and agrees with the Initial Purchasers that (i) it has not entered into, and shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent in a material respect with the rights granted to the Holders in this Agreement or otherwise conflicts in a material respect with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and
(iii) (with respect to the Company) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities and the Market-Maker, it shall not grant to any person the right to request the Company to register any debt securities of the Company under the Securities Act unless the rights so granted are not in conflict or inconsistent in a material respect with the provisions of this Agreement.

          (j) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Company in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Securities.

          (k) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          Please confirm that the foregoing correctly sets forth the agreement among the Company, the Subsidiary Guarantors and the Initial Purchasers.

                         Very truly yours,

                         BETTER MINERALS & AGGREGATES COMPANY


                          by /s/ John A. Ulizio
                             ------------------------------------------
                             Name: John A. Ulizio
                             Title: Vice President, General Counsel and
                             Assistant Secretary


                          U.S. SILICA COMPANY


                          by /s/ John A. Ulizio
                             ------------------------------------------
                             Name: John A. Ulizio
                             Title: Senior Vice President, General Counsel and Assistant Secretary


                          BETTER MATERIALS CORPORATION


                          by /s/ John A. Ulizio
                             ------------------------------------------
                             Name: John A. Ulizio
                             Title: Vice President and Assistant Secretary


                          GEORGE F. PETTINOS, INC.


                          by /s/ John A. Ulizio
                             ------------------------------------------
                             Name: John A. Ulizio
                             Title: Vice President and Secretary


                          OTTAWA SILICA COMPANY


                          by /s/ John A. Ulizio
                             ------------------------------------------
                             Name: John A. Ulizio

                            Title: Secretary


                         THE FULTON LAND AND TIMBER COMPANY



                         by /s/ John A. Ulizio
                            ------------------------------------------
                            Name: John A. Ulizio
                            Title: Secretary


                         PENNSYLVANIA GLASS SAND CORPORATION



                         by /s/ John A. Ulizio
                            ------------------------------------------
                            Name: John A. Ulizio
                            Title: Secretary


                         BUCKS COUNTY CRUSHED STONE COMPANY,



                         by /s/ John A. Ulizio
                            ------------------------------------------
                            Name: John A. Ulizio
                            Title: Vice President and Assistant Secretary


                         CHIPPEWA FARMS CORPORATION


                         by /s/ John A. Ulizio
                            ------------------------------------------
                            Name: John A. Ulizio
                            Title: Vice President and Assistant Secretary


                         SHORE STONE COMPANY, INC.

                         by /s/ John A. Ulizio
                            ------------------------------------------
                            Name: John A. Ulizio
                            Title: Vice President and Assistant Secretary


                         BMC TRUCKING, INC.


                         by /s/ John A. Ulizio
                            ------------------------------------------
                            Name: John A. Ulizio
                            Title: Vice President and Assistant Secretary


                         ELLEN JAY, INC.


                         by /s/ John A. Ulizio
                            ------------------------------------------
                            Name: John A. Ulizio
                            Title: Vice President and Secretary


                         STONE MATERIALS COMPANY, LLC


                         by: Better Minerals & Aggregates Company,
                             as Manager

                         by /s/ John A. Ulizio
                            ------------------------------------------
                            Name: John A. Ulizio
                            Title: Vice President, General Counsel and
                            Assistant Secretary
                            of Better Minerals &   Aggregates Company


                         COMMERCIAL STONE CO., INC.


                         by /s/ John A. Ulizio
                            ------------------------------------------
                            Name: John A. Ulizio
                            Title: Secretary

                         COMMERCIAL AGGREGATES TRANSPORTATION AND SALES, LLC

                         by: Stone Materials Company, LLC
                             as Manager

                         by /s/ John A. Ulizio
                            ------------------------------------------
                            Name: John A. Ulizio
                            Title: Vice President, General Counsel and
                                   Assistant Secretary
                                   of Better Minerals & Aggregates Company,
                                   Manager of Stone Materials Company, LLC


Accepted:

CHASE SECURITIES INC.


by
/s/
------------------------------
Authorized Signatory

BNP CAPITAL MARKETS, LLC

by

  ------------------------------
  Authorized Signatory

                                                                         ANNEX A

      Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution".

                                                                         ANNEX B

      Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution".

                                                                         ANNEX C

                             PLAN OF DISTRIBUTION


      Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use
in connection with any such resale. In addition, until [              ] 199[ ],
all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

      The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Registered Exchange Offer other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D

      [_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:
      Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.